UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Esperion Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed by table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Healthcare Professional FAQs

ARCHIMED Esperion Acquisition

1.	I saw your company recently announced that it will be acquired by ARCHIMED, what can you tell me about that?

•	On May 1st we announced that we entered into a definitive agreement to be acquired by ARCHIMED. Following the completion of the transaction, Esperion will become a privately held company. ARCHIMED is a leading investment firm focused exclusively on healthcare industry. With ARCHIMED’s support, we believe Esperion will be well positioned to advance our Vision 2040 strategy and continue addressing the global burden of cardiometabolic disease. The transaction is expected to close in the third quarter of 2026. Until that time, Esperion will continue to operate as a separate and independent company.

2.	Will you still be my NEXLETOL and NEXLIZET representative?

•	Thank you for the question. Yes, nothing changes for you and your patients. The transaction is expected to close in the third quarter of 2026. Until that time, Esperion will continue to operate as a separate and independent company.

Forward Looking Statements

Any statements in this communication regarding the Company’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding ARCHIMED’s proposed acquisition of the Company, the ability of ARCHIMED and the Company to complete the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions set forth in the merger agreement, statements about the expected timetable for completing the Merger, the potential effects of the pending acquisition on the Company, and the potential to achieve the milestones related to the contingent payments under the CVR, and other statements containing the words “anticipates,” “believes,” “continue,” “expects,” “intends,” “estimates,” “plans,” “may,” “will,” “could,” “would,” “project,” “potential” and similar expressions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond the Company’s control. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Such risks and uncertainties include, without limitation, (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approvals and the requisite approval of the Company’s stockholders; (iii) the effects of disruption on the Company from the proposed transaction and the impact of the announcement and pendency of the proposed transaction on the Company’s business, results of operations and financial condition; (iv) the effects of the proposed transaction on the Company’s relationships with customers, employees, other business partners or governmental or regulatory entities; (v) the risks related to non-achievement of any net sales milestone and that holders of the CVRs will not receive any payments in respect of the CVRs; (vi) the response of competitors to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ix) significant costs associated with the proposed transaction; (x) potential litigation relating to the proposed transaction; (xi) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities; (xii) risks related to the net sales, profitability, commercial development and launch plans, and growth of the Company’s commercial products; (xiii) risks and uncertainties related to regulatory applications, review and approval processes, and the Company’s compliance with applicable legal and regulatory requirements; (xiv) general industry conditions, competition, and the outcomes and anticipated benefits of legal proceedings and settlements; and (xv) general economic factors. These and other risks are described in additional detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Company’s other filings with the SEC, available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this press release speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and ARCHIMED, the Company will file with the SEC a proxy statement on Schedule 14A relating to a special meeting of its stockholders. Additionally, the Company may file other relevant materials with the SEC in connection with the proposed transaction. Investors and securityholders of the Company are urged to read the proxy statement and any other relevant materials filed or that will be filed with the SEC, as well as any amendments or supplements to these materials and documents incorporated by reference therein, carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive version of the proxy statement will be mailed or otherwise made available to the Company’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement (when it is available) as well as other filings containing information about the proposed transaction that are filed by the Company with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of the Company’s website at esperion.com/investors-media or by contacting the Company’s investor relations department at (734) 887-3903.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, can be found in the Company’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, as filed with the SEC on April 16, 2026 (available here). The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company’s directors and executive officers in the proposed transaction, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these document using the sources indicated above.